UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.          )

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Filed by a Party other than the Registrant       *

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AGILENT TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT ANNUAL MEETING INFORMATION

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

Vote by Internet Go to www.envisionreports.com/agilent Or scan the QR code with your smartphone Follow the steps outlined on the secure website

Stockholder Meeting Notice & Admission Ticket	1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the
Agilent Technologies, Inc. 2014 Annual Meeting to be Held on March 19, 2014

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

www.envisionreports.com/agilent

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/agilent to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before March 7, 2014 to facilitate timely delivery.

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Stockholder Meeting Notice

The Agilent Technologies, Inc. 2014 Annual Meeting of Stockholders will be held on Wednesday, March 19, 2014 at 8:00 a.m. Pacific Time at Agilent’s headquarters located at 5301 Stevens Creek Blvd., Building No. 5, Santa Clara, California (U.S.A.).

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board recommends a vote FOR all nominees, FOR Proposals 2, 3, and 4.
1.	Election of Directors: To elect two directors to a 3-year term. At the annual meeting, the Board of Directors intends to present the following nominees for election as directors: 01 - Heidi Fields, 02 - A. Barry Rand.
2.	To ratify the Audit and Finance Committee’s appointment of PricewaterhouseCoopers LLP as Agilent’s independent registered public accounting firm.
3.	To re-approve the performance goals under Agilent’s 2009 Stock Plan.
4.	To approve the compensation of Agilent’s named executive officers.
5.	To consider such other business as may properly come before the annual meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.
Directions to the Agilent Technologies, Inc. 2014 Annual Meeting of Stockholders

DIRECTIONS TO AGILENT’S HEADQUARTERS

From the South (San Jose)
Take Highway 280 North towards San Francisco. Take the Stevens Creek/Lawrence Expressway exit and turn left onto Stevens Creek Blvd. for approximately 0.1 miles and then turn right into Agilent’s parking lot at the second stop light.

From the North (San Francisco)
Take Highway 280 South towards San Jose. Take the Stevens Creek Blvd/Lawrence Expressway exit. Turn left on Stevens Creek Blvd. for approximately 0.2 miles and turn left into Agilent’s parking lot at the first stop light.

Parking
Parking will be designated as you enter the parking lot.

Admission to the annual meeting will be limited to stockholders. You are entitled to attend the annual meeting only if you are a stockholder of record as of the close of business on January 21, 2014, the record date, or hold a valid proxy for the meeting. In order to be admitted to the annual meeting, you must present proof of ownership of Agilent stock on the record date. This can be a brokerage statement or letter from a bank or broker indicating ownership on January 21, 2014, the Notice of Internet Availability of Proxy Materials, a proxy card, or legal proxy or voting instruction card provided by your broker, bank or nominee. Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of the proof of ownership. Stockholders and proxyholders may also be asked to present a form of photo identification such as a driver’s license or passport. Backpacks, cameras, cell phones with cameras, recording equipment and other electronic recording devices will not be permitted at the annual meeting. Agilent reserves the right to inspect any persons or items prior to their admission to the annual meeting. Failure to follow the meeting rules or permit inspection will be grounds for exclusion from the annual meeting.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

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Internet – Go to www.envisionreports.com/agilent. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

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Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

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Email – Send email to investorvote@computershare.com with “Proxy Materials Agilent Technologies Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by March 7, 2014.

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